                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 12, 2001


                         AMERICAN BIO MEDICA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




         New York                      0-28666                14-1702188
----------------------------   ------------------------  ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                  Identification Number)



              122 Smith Road, Kinderhook, NY               12106
           ---------------------------------------------------------
           (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (800) 227-1243

ITEM 5. OTHER EVENTS

         On August 22, 2001, the registrant raised gross proceeds of $2,549,000, with net proceeds of $2,329,000 after placement, legal, transfer agent and accounting fees, in a private placement consisting of 2,549,000 units. Each unit was comprised of one share of the registrant's common stock at a price of $1.00 per unit together with a warrant to purchase 0.5 shares of the registrant's common stock at a price equal to the closing price of the common stock on the Nasdaq SmallCap Market on the date immediately preceding the closing of the private placement, or $1.05 per share. Additional warrants to purchase 203,920 common shares of the registrant's common stock were issued to Brean Murray & Co., Inc., the placement agent and its sub-agents, in this best efforts offering.

         The most significant use of funds from this offering was a settlement payment to the registrant's attorneys that had been retained to represent the registrant in patent litigation that the registrant had filed against numerous parties. In addition, the funds have been used to ramp up the registrant's inventory levels in anticipation of increased sales of its products. The remaining proceeds from the financing will be used for working capital and general corporate purposes.

         The common shares, common stock purchase warrants and the common shares underlying the purchase warrants will be registered under the Securities Act of 1933 in an S-3 Registration Statement and may be offered or sold by the investors at such time the registration statement is declared effective by the Securities and Exchange Commission.

         A copy of the Company's news release announcing the completion of the private placement is filed as Exhibit 99.1 to this report and is incorporated in this report by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Pro-forma Financial Statements

         The following pro-forma American Bio Medica Corporation balance sheet demonstrates the effects of the funds raised in the August 2001 private placement (as described in Item 5) on the registrant's financial condition as of August 31, 2001:

                         American Bio Medica Corporation
                                 Balance Sheets

                                                                     July 31,                                     August 31
                                                                      2001              Pro forma                    2001
                                                                   (Unaudited)          Adjustments               (Unaudited)
                                                                  -------------         -----------              -------------
                          Assets
Current assets:
  Cash and cash equivalents                                        $    187,000          $1,654,000(1),(3)        $  1,841,000
  Investments                                                            28,000                                         28,000
  Accounts receivable, net                                              883,000                                        883,000
  Inventory                                                           1,684,000                                      1,684,000
  Other receivables                                                     261,000                                        261,000
  Prepaid expenses and other current assets                              40,000                                         40,000
                                                                   ------------          ----------               ------------
  Total current assets                                                3,083,000           1,654,000                  4,737,000

Property, plant and equipment, net                                      391,000                                        391,000
Restricted cash                                                         120,000                                        120,000
Other assets                                                             67,000                                         67,000
                                                                   ------------          ----------               ------------
                                                                   $  3,693,000          $1,654,000               $  5,347,000
                                                                   ============          ==========               ============

           Liabilities and Stockholders' Equity
Current liabilities:
      Accounts payable and accrued expenses                        $  2,544,000            (901,000)(2),(3)       $  1,643,000
      Current portion of capital lease obligations                       18,000                                         18,000
                                                                   ------------          ----------               ------------
 Total current liabilities                                            2,562,000            (901,000)                 1,661,000

  Long term portion of capital lease obligations                         20,000                                         20,000
                                                                   ------------          ----------               ------------
 Total liabilities                                                    2,582,000            (901,000)                 1,681,000

Stockholders' equity:
    Preferred stock; par value $.01 per share;
     5,000,000 shares authorized; none issued and
     outstanding
    Common stock; par value $.01 per share;
     30,000,000 shares authorized;
     20,544,548 and 17,995,548 shares issued and
     outstanding at July 31, 2001 and April 30,
     2001, respectively                                                 180,000              25,000(1)                 205,000
Additional paid-in capital                                           15,272,000           2,304,000(1)              17,576,000
Unearned compensation                                                  (116,000)                                      (116,000)
Subscription receivable                                                  (5,000)                                        (5,000)
Due from officer/director/shareholder
    (collateralized by 1,000,000 shares of the
    Company's common stock)                                            (485,000)                                      (485,000)
Accumulated deficit                                                 (13,735,000)            226,000(2),(3)         (13,509,000)
                                                                   ------------          ----------               ------------
Total Equity                                                          1,111,000           2,555,000                  3,666,000
                                                                   ------------          ----------               ------------
                                                                   $  3,693,000          $1,654,000               $  5,347,000
                                                                   ============          ==========               ============

(1) To reflect ABMC's sale of 2,549,000 units for $1 per unit comprised of 1 share of common stock and 1 warrant to purchase 1/2 share of common stock for $1.05, net of $220,000 for transaction, accounting, and legal fees.

(2)  Results of operations for August 2001.

(3) Results of settling outstanding legal obligations in connection with patent litigation.

     (c) Exhibits.

         The following exhibits are filed with this report on Form 8-K:

         99.1   American Bio Medica Corporation press release dated August 23,
                2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN BIO MEDICA CORPORATION
                                            (Registrant)


Dated: October 12, 2001                     By: /s/ Keith E. Palmer
                                               ----------------------------
                                               Keith E. Palmer
                                               Chief Financial Officer

                                  Exhibit Index


Exhibit No.                Description                      Page No.
-----------                -----------                      --------

99.1            American Bio Medica Corporation press          7
                release dated August 23, 2001